Exhibit 32

CERTIFICATION OF FINANCIAL REPORTS PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that, to his knowledge, (i) the Form 10-QSB filed by Community First Financial Corporation (the “Issuer”) for the quarter ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer [on the dates and for the periods presented therein].

Date: August 12, 2004	By:	/s/ John L. Wynne
President and Chief Executive Officer

Date: August 12, 2004	By:	/s/ F. F. Falls
Chief Financial Officer